UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549


FORM N-CSR


CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT
COMPANIES


Investment Company Act file number 811-02661

Name of Fund:  Merrill Lynch Pacific Fund, Inc.

Fund Address:  P.O. Box 9011
               Princeton, NJ  08543-9011

Name and address of agent for service:  Robert C. Doll, Jr., Chief
     Executive Officer, Merrill Lynch Pacific Fund, Inc., 800
     Scudders Mill Road, Plainsboro, NJ, 08536.  Mailing address:
     P.O. Box 9011, Princeton, NJ, 08543-9011

Registrant's telephone number, including area code:  (609) 282-2800

Date of fiscal year end: 12/31/04

Date of reporting period: 01/01/04 - 12/31/04

Item 1 - Report to Stockholders


(BULL LOGO)
Merrill Lynch Investment Managers


www.mlim.ml.com


Merrill Lynch
Pacific Fund, Inc.


Annual Report
December 31, 2004


This report is not authorized for use as an offer of sale or a solicitation of an offer to buy shares of the Fund unless accompanied or preceded by the Fund's current prospectus. Past performance results shown in this report should not be considered a representation of future performance. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Statements and other information herein are as dated and are subject to change.

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available (1) without charge, upon request, by calling toll-free 1-800-MER-FUND (1-800-637-3863); (2) at www.mutualfunds.ml.com;
and (3) on the Securities and Exchange Commission's Web site at http://www.sec.gov. Information about how the Fund voted proxies relating to securities held in the Fund's portfolio during the most recent 12-month period ended June 30 is available (1) at www.mutualfunds.ml.com and (2) on the Securities and Exchange Commission's Web site at http://www.sec.gov.


Merrill Lynch Pacific Fund, Inc.
Box 9011
Princeton, NJ
08543-9011


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Merrill Lynch Pacific Fund, Inc.


Portfolio Information as of December 31, 2004


                                               Percent of
Ten Largest Holdings                           Net Assets

Guinness Peat Group Plc                           6.8%
Takeda Pharmaceutical                             4.4
Millea Holdings Inc.                              3.5
POSCO                                             3.4
Mitsubishi Corp.                                  3.3
Toyota Industries Corp.                           3.3
Aioi Insurance Co., Ltd.                          3.2
Suzuki Motor Corp.                                3.0
Mitsui Sumitomo Insurance                         3.0
Tokyo Gas Co., Ltd.                               2.8


                                               Percent of
Five Largest Industries*                       Net Assets

Insurance                                        11.3%
Diversified Financial                             7.1
Commercial Banks                                  7.0
Automobiles                                       5.3
Chemicals                                         5.3

* For Fund compliance purposes, "Industries" means any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. This definition may not apply or purposes of this report, which may combine such industry sub-classifications for reporting ease. These industry classifications are unaudited.


                                               Percent of
                                                 Total
Geographic Allocation                         Investments

Japan                                            66.3%
Hong Kong                                         9.3
New Zealand                                       6.8
South Korea                                       6.0
Singapore                                         3.2
Australia                                         2.7
India                                             2.7
Taiwan                                            1.8
Thailand                                          0.6
Other*                                            0.6

* Includes portfolio holdings in short-term investments.


Important Tax Information

The following information is provided with respect to the ordinary income distributions paid by Merrill Lynch Pacific Fund, Inc. during the fiscal year ended December 31, 2004:

                                            Record Date:      July 21, 2004       December 17, 2004
                                           Payable Date:      July 27, 2004       December 23, 2004
Qualified Dividend Income for Individuals                           19.19%*                 37.89%*
Foreign Source Income                                                32.09%                  37.67%
Foreign Taxes Paid Per Share**                                     $.014720                $.024610

 * The Fund hereby designates the percentage indicated above or the maximum amount allowable by law.

** The foreign taxes paid represent taxes incurred by the Fund on income received by the Fund from foreign sources. Foreign taxes paid may be included in taxable income with an offsetting deduction from gross income or may be taken as a credit for taxes paid to foreign governments. You should consult your tax adviser regarding the appropriate treatment of foreign taxes paid.

Please retain this information for your records.


MERRILL LYNCH PACIFIC FUND, INC., DECEMBER 31, 2004



A Letter From the President and Chief Investment Officer


Dear Shareholder

The U.S. equity market ended 2004 in positive territory, although not without some suspense along the way. Fixed income markets also performed well, with high yield bond investors enjoying some of the greatest returns.

Over the past year, the equity market generally found support from a healthy economic environment, above-average corporate earnings, increased capital spending and still-low interest rates. Stalling the momentum somewhat throughout the year was a contentious election, negligible inflation amid a rising federal funds interest rate, record-high oil prices and the seemingly ever-present worries over terrorism and the war in Iraq.

Still, the Standard & Poor's 500 Index posted a 12-month return of +10.88% and a six-month return of +7.19% as of December 31, 2004. The fourth quarter of the year proved to be the most telling, as the S&P 500 Index was up only 1.51% year-to-date as of September 30, 2004. As the price of oil relaxed and election uncertainties subsided, the market headed more convincingly upward in the last quarter of the year.

Given the relatively positive environment for equities, the favorable performance of the bond market came as somewhat of a surprise. The Lehman Brothers Aggregate Bond Index posted a 12-month return of +4.34% and a six-month return of +4.18% as of December 31, 2004. The tax-exempt market performed just as well, with a 12-month return of +4.48% and a six-month return of +5.19%, as measured by the Lehman Brothers Municipal Bond Index. Those comfortable with a higher degree of risk benefited this past year, as the Credit Suisse First Boston High Yield Index posted a 12-month return of +11.95% and a six-month return of +9.26%. Interestingly, as the Federal Reserve Board began raising its target short-term interest rate, long-term bond yields were little changed. In fact, the yield on the 10-year Treasury was 4.24% at year-end compared to 4.27% at December 31, 2003. The yield on the two-year Treasury climbed to 3.08% at year-end 2004 from 1.84% a year earlier.

As always, our investment professionals are closely monitoring the markets, the economy and the overall environment in an effort to make well-informed decisions for the portfolios they manage. For the individual investor, the key to investment success - particularly during uncertain times - is to maintain a long-term perspective and adhere to the disciplines of asset allocation, diversification and rebalancing. We encourage you to work with your financial advisor to ensure these time-tested techniques are incorporated into your investment plan.

We thank you for trusting Merrill Lynch Investment Managers with your investment assets, and we look forward to serving you in the new year and beyond.



Sincerely,



(Robert C. Doll, Jr.)
Robert C. Doll, Jr.
President and Chief Investment Officer
Merrill Lynch Investment Managers



MERRILL LYNCH PACIFIC FUND, INC., DECEMBER 31, 2004



A Discussion With Your Fund's Portfolio Manager


The Fund ended the year strongly, as several Asia-Pacific markets rose and U.S. dollar returns benefited from the appreciation of local currencies.


How did the Fund perform during the fiscal year in light of the existing market conditions?

For the 12-month period ended December 31, 2004, Merrill Lynch Pacific Fund, Inc.'s Class A, Class B, Class C, Class I and Class R Shares had total returns of +16.22%, +15.34%, +15.34%, +16.48% and
+16.14%, respectively. The Fund's unmanaged benchmarks, the Morgan Stanley Capital International (MSCI) Pacific Region Index and our Constructed Index, returned +18.98% and +18.89%, respectively, for the same period. (Fund results shown do not reflect sales charges and would be lower if sales charges were included. Complete performance information can be found on pages 6 - 10 of this report to shareholders.)

The Fund modestly underperformed its benchmarks for the year as a whole. The first quarter was led by the Japanese market, while developing markets, particularly China, sold off after a very large gain at the end of 2003. During the middle of 2004, Japan lost momentum and many other markets traded sideways. Returns improved in the final few months of the year; however, there was a wide divergence in performance between the better markets, such as Australia and New Zealand, which gained more than 30% in index terms, and Taiwan, which gained less than 10%. India experienced a particularly dramatic recovery in the final half of the year. In general, it was a difficult year for the technology sector in Asia, and markets such as Taiwan that have a high weight in this sector tended to be held back.

In this environment, the Fund's cash position, which averaged about 3.5% of assets during the year, tended to hinder relative results. Two stocks, Denway Motors Ltd. in Hong Kong and Reliance Industries Ltd. in India, were relatively large negative contributors this year, after having been major positives for the previous year's returns. The Fund maintains its positions in these stocks, and we are confident in their long-term value. Many other large holdings did quite well, including Guinness Peat Group Plc, POSCO and Takeda Pharmaceutical Co., Ltd. Among the stocks that disappointed were a number of Japanese companies related to the technology sector, including Shin-Etsu Chemical Co., Ltd., Rohm Co., Ltd., Murata Manufacturing Co., Ltd. and Nikon Corp. Because the Fund was underweight in this sector and many of these names did offer positive returns, the overall result lagged that of other sectors such as financials, energy and materials. The weakest sector was telecommunications, in which Japanese companies (not held by the Fund) were particularly weak. Large Japanese banks, which the Fund did not own, tended to outperform the non-life insurance holdings of the Fund during the latter part of the year. On the positive side, the Fund benefited from net stock selection in Japan, Taiwan and South Korea. Finally, strong gains in regional currencies, including the Korean won and the Australian and New Zealand dollars, contributed to the U.S.-dollar-denominated returns enjoyed by American investors.

Portfolio holdings that contributed favorably to returns during the year were Guinness Peat Group Plc, Trend Micro Inc., Okumura Corp. and Billabong International Ltd. Guinness Peat Group is a New Zealand-listed company that is restructuring a thread manufacturing business and owns parts of many other businesses in Australasia. Trend Micro is a Japanese security software company that rose by more than 100% during the year amid good demand for virus-protection services. Okumura Corp. is a conservatively managed Japanese construction company that rose by 50%. Finally, Billabong International Ltd., an Australian merchandiser of extreme sportswear, rose by more than 70%. As can be seen from this list, good returns came from certain stock picks and there was little in common among the better performers. This pattern should be the normal case with the Fund's approach to value investing, in the sense that there is not a single measure for value and various factors that may be company-specific are considered.



MERRILL LYNCH PACIFIC FUND, INC., DECEMBER 31, 2004



What changes were made to the portfolio during the year?

During the year, we trimmed positions in the technology sector after it became clear that momentum was slowing substantially and the outlook for many electronic hardware producers deteriorated. We continued to hold software stocks in Japan, but eliminated positions in Ibiden Co., Ltd., Nikon Corp. and United Microelectronics Corporation. We also sold our positions in Nisshin Seifun Group Inc. and Sangetsu Co., Ltd. at the end of the year. New additions included Hanwha Chem Corp., Ajinomoto Co., Inc., Mitsubishi Rayon Co., Ltd., Delta Electronics Inc., Cheil Industries Inc. and Keppel Corp. Ltd. As a result, we reduced the Fund's exposure to Japan slightly in the second half of the year, while we increased the Fund's exposure to South Korea and Singapore.


How would you characterize the portfolio's position at the close of the period?

As of year-end, the portfolio's largest sector weighting was in financials. This included positions in Japanese and Chinese insurance companies, as well as Southeast Asian and Australian banks. The Fund did not own any major Japanese banks, but did have a position in Shinsei Bank Ltd., which is a smaller, specialized financial company being restructured along different lines than the commercial banks. The Fund has a relatively large exposure to the Japanese automobile and machinery sectors. Exposure to China is primarily indirect - that is, through non-Chinese companies located in the region that have business in China.

Investments in Japan stood at 66.5% of portfolio net assets at period-end, slightly less than the benchmark weighting of 68%. Other large weights were in Hong Kong, which was also slightly below benchmark at 9.3%, and New Zealand, which, at a weighting of 6.8%, somewhat offset the smaller-than-benchmark weight of 2.7% in Australia. The Fund had larger-than-benchmark weightings in South Korea, India and Singapore. Taiwan, at less than 2%, was significantly below the benchmark weight. At the end of the period, the Fund's cash position was less than 1%.


James Russell
Vice President and Portfolio Manager


January 14, 2005



MERRILL LYNCH PACIFIC FUND, INC., DECEMBER 31, 2004



Performance Data


About Fund Performance


Investors are able to purchase shares of the Fund through multiple pricing alternatives:

* Class A Shares incur a maximum initial sales charge (front-end load) of 5.25% and an account maintenance fee of 0.25% per year (but no distribution fee).

* Class B Shares are subject to a maximum contingent deferred sales charge of 4% declining to 0% after six years. All Class B Shares purchased prior to June 1, 2001, will maintain the four-year schedule. In addition, Class B Shares are subject to a distribution fee of 0.75% per year and an account maintenance fee of 0.25% per year. These shares automatically convert to Class A Shares after approximately eight years. (There is no initial sales charge for automatic share conversions.) All returns for periods greater than eight years reflect this conversion.

* Class C Shares are subject to a distribution fee of 0.75% per year and an account maintenance fee of 0.25% per year. In addition, Class C Shares are subject to a 1% contingent deferred sales charge if redeemed within one year of purchase.

* Class I Shares incur a maximum initial sales charge (front-end load) of 5.25% and bear no ongoing distribution or account maintenance fees. Class I Shares are available only to eligible investors.

* Class R Shares do not incur a maximum sales charge (front-end load) or deferred sales charge. These shares are subject to a distribution fee of 0.25% per year and an account maintenance fee of 0.25% per year. Class R Shares are available only to certain retirement plans.

None of the past results shown should be considered a representation of future performance. Current performance may be lower or higher than the performance data quoted. Refer to www.mlim.ml.com to obtain performance data current to the most recent month-end. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The Fund is subject to a 2% redemption fee for sales or exchanges of shares within 30 days of purchase. Performance data does not reflect this potential fee. Figures shown in each of the following tables assume reinvestment of all dividends and capital gain distributions, if any, at net asset value on the ex-dividend date. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Dividends paid to each class of shares will vary because of the different levels of account maintenance, distribution and transfer agency fees applicable to each class, which are deducted from the income available to be paid to shareholders.



MERRILL LYNCH PACIFIC FUND, INC., DECEMBER 31, 2004



Performance Data (continued)

Recent Performance Results

                                                                             Market Performance
                                                                     In Local Currency/In U.S. Dollars

                                                                       6-Month               12-Month
As of December 31, 2004                                              Total Return          Total Return
ML Pacific Fund, Inc. Class A Shares--Total Investment Return*          + 9.84%               +16.22%
ML Pacific Fund, Inc. Class B Shares--Total Investment Return*          + 9.43                +15.34
ML Pacific Fund, Inc. Class C Shares--Total Investment Return*          + 9.47                +15.34
ML Pacific Fund, Inc. Class I Shares--Total Investment Return*          +10.01                +16.48
ML Pacific Fund, Inc. Class R Shares--Total Investment Return*          + 9.82                +16.14
MSCI Pacific Region Index**                                             + 9.97                +18.98
Constructed Index***                                                    +10.74                +18.89
   MSCI Australia                                                   +16.52/+31.12         +26.83/+31.95
   MSCI Hong Kong                                                   +22.43/+22.85         +25.12/+24.98
   MSCI India                                                       +37.27/+45.18         +13.48/+19.11
   MSCI Japan                                                        -1.71/+4.67          +10.87/+15.95
   MSCI Singapore                                                   +12.06/+18.22         +17.54/+22.27
   MSCI South Korea                                                  +8.30/+20.89          +6.74/+22.86
   MSCI Taiwan                                                       +5.70/+12.20          +1.74/+8.99

  * Investment results shown do not reflect sales charges; results shown would be lower if a sales charge was included.

 ** This unmanaged broad-based capitalization weighted Index is comprised of a representative sampling of stocks of large-, medium- and small-capitalization companies in Australia, Hong Kong, Japan,
    New Zealand and Singapore.

*** The unmanaged Constructed Index is a customized index used to measure the Fund's relative performance, comprised as follows: 68% Morgan Stanley Capital International (MSCI) Japan, 10% MSCI Australia,
    10% MSCI Hong Kong, 6% MSCI Taiwan, 2% MSCI India, 2% MSCI South Korea and 2% MSCI Singapore.


MERRILL LYNCH PACIFIC FUND, INC., DECEMBER 31, 2004



Performance Data (continued)


TOTAL RETURN BASED ON A $10,000 INVESTMENT

Class A & Class B Shares

A line graph illustrating the growth of a $10,000 investment in ML Pacific Fund, Inc.++ Class A and Class B Shares* compared to a similar investment in Morgan Stanley Capital International Pacific Region Index++++. Values illustrated are as follows:


ML Pacific Fund, Inc.++
Class A Shares*

Date                              Value

December 1994                   $ 9,475.00
December 1995                   $10,229.00
December 1996                   $10,826.00
December 1997                   $10,117.00
December 1998                   $10,941.00
December 1999                   $20,494.00
December 2000                   $14,654.00
December 2001                   $12,621.00
December 2002                   $10,764.00
December 2003                   $14,796.00
December 2004                   $17,196.00


ML Pacific Fund, Inc.++
Class B Shares*

Date                              Value

December 1994                   $10,000.00
December 1995                   $10,710.00
December 1996                   $11,246.00
December 1997                   $10,425.00
December 1998                   $11,185.00
December 1999                   $20,793.00
December 2000                   $14,757.00
December 2001                   $12,607.00
December 2002                   $10,665.00
December 2003                   $14,660.00
December 2004                   $17,038.00


Morgan Stanley Capital International
Pacific Region Index++++

Date                              Value

December 1994                   $10,000.00
December 1995                   $10,295.00
December 1996                   $ 9,441.00
December 1997                   $ 6,998.00
December 1998                   $ 7,188.00
December 1999                   $11,261.00
December 2000                   $ 8,357.00
December 2001                   $ 6,235.00
December 2002                   $ 5,655.00
December 2003                   $ 7,832.00
December 2004                   $ 9,318.00

   * Assuming maximum sales charge, transaction costs and other operating expenses, including advisory fees.

  ++ ML Pacific Fund, Inc. invests primarily in equities of corporations domiciled in Far Eastern or Western Pacific countries, including Japan, Australia, Hong Kong and Singapore.

++++ This unmanaged market capitalization-weighted Index is comprised of a representative sampling of stocks of large-, medium- and small-capitalization companies in Australia, Hong Kong, Japan, New Zealand and Singapore.

     Past performance is not predictive of future results.



Average Annual Total Return


                                    Return Without     Return With
                                     Sales Charge     Sales Charge**
Class A Shares*

One Year Ended 12/31/04                 +16.22%          +10.12%
Five Years Ended 12/31/04               - 3.45           - 4.48
Ten Years Ended 12/31/04                + 6.14           + 5.57

 * Maximum sales charge is 5.25%.

** Assuming maximum sales charge.


                                        Return            Return
                                     Without CDSC      With CDSC**
Class B Shares*

One Year Ended 12/31/04                 +15.34%          +11.34%
Five Years Ended 12/31/04               - 4.20           - 4.49
Ten Years Ended 12/31/04                + 5.47           + 5.47

 * Maximum contingent deferred sales charge is 4% and is reduced to 0% after six years.

** Assuming payment of applicable contingent deferred sales charge.



MERRILL LYNCH PACIFIC FUND, INC., DECEMBER 31, 2004



Performance Data (continued)


TOTAL RETURN BASED ON A $10,000 INVESTMENT

Class C & Class I Shares

A line graph illustrating the growth of a $10,000 investment in ML Pacific Fund, Inc.++ Class C and Class I Shares* compared to a similar investment in Morgan Stanley Capital International Pacific Region Index++++. Values illustrated are as follows:


ML Pacific Fund, Inc.++
Class C Shares*

Date                              Value

December 1994                   $10,000.00
December 1995                   $10,707.00
December 1996                   $11,242.00
December 1997                   $10,424.00
December 1998                   $11,180.00
December 1999                   $20,788.00
December 2000                   $14,753.00
December 2001                   $12,600.00
December 2002                   $10,657.00
December 2003                   $14,539.00
December 2004                   $16,769.00


ML Pacific Fund, Inc.++
Class I Shares*

Date                              Value

December 1994                   $ 9,475.00
December 1995                   $10,252.00
December 1996                   $10,877.00
December 1997                   $10,186.00
December 1998                   $11,048.00
December 1999                   $20,742.00
December 2000                   $14,868.00
December 2001                   $12,842.00
December 2002                   $10,970.00
December 2003                   $15,132.00
December 2004                   $17,626.00


Morgan Stanley Capital International
Pacific Region Index++++

Date                              Value

December 1994                   $10,000.00
December 1995                   $10,295.00
December 1996                   $ 9,441.00
December 1997                   $ 6,998.00
December 1998                   $ 7,188.00
December 1999                   $11,261.00
December 2000                   $ 8,357.00
December 2001                   $ 6,235.00
December 2002                   $ 5,655.00
December 2003                   $ 7,832.00
December 2004                   $ 9,318.00

   * Assuming maximum sales charge, transaction costs and other operating expenses, including advisory fees.

  ++ ML Pacific Fund, Inc. invests primarily in equities of corporations domiciled in Far Eastern or Western Pacific countries, including Japan, Australia, Hong Kong and Singapore.

++++ This unmanaged market capitalization-weighted Index is comprised of a representative sampling of stocks of large-, medium- and small-capitalization companies in Australia, Hong Kong, Japan, New Zealand and Singapore.

     Past performance is not predictive of future results.



Average Annual Total Return


                                        Return            Return
                                     Without CDSC      With CDSC**
Class C Shares*

One Year Ended 12/31/04                 +15.34%          +14.34%
Five Years Ended 12/31/04               - 4.21           - 4.21
Ten Years Ended 12/31/04                + 5.31           + 5.31

 * Maximum contingent deferred sales charge is 1% and is reduced to 0% after one year.

** Assuming payment of applicable contingent deferred sales charge.


                                    Return Without     Return With
                                     Sales Charge     Sales Charge**
Class I Shares*

One Year Ended 12/31/04                 +16.48%          +10.37%
Five Years Ended 12/31/04               - 3.20           - 4.24
Ten Years Ended 12/31/04                + 6.40           + 5.83

 * Maximum sales charge is 5.25%.

** Assuming maximum sales charge.



MERRILL LYNCH PACIFIC FUND, INC., DECEMBER 31, 2004



Performance Data (concluded)


TOTAL RETURN BASED ON A $10,000 INVESTMENT

Class R Shares

A line graph illustrating the growth of a $10,000 investment in ML Pacific Fund, Inc.++ Class R Shares* compared to a similar investment in Morgan Stanley Capital International Pacific Region
Index++++. Values illustrated are as follows:


ML Pacific Fund, Inc.++
Class R Shares*

Date                              Value

1/3/2003**                      $10,000.00
December 2003                   $13,902.00
December 2004                   $16,146.00


Morgan Stanley Capital International
Pacific Region Index++++

Date                              Value


1/3/2003**                      $10,000.00
December 2003                   $13,879.00
December 2004                   $16,512.00

   * Assuming transaction costs and other operating expenses, including advisory fees.

  ** Commencement of operations.

  ++ ML Pacific Fund, Inc. invests primarily in equities of corporations domiciled in Far Eastern or Western Pacific countries, including Japan, Australia, Hong Kong and Singapore.

++++ This unmanaged market capitalization-weighted Index is comprised of a representative sampling of stocks of large-, medium- and small-capitalization companies in Australia, Hong Kong, Japan, New Zealand and Singapore.

     Past performance is not predictive of future results.



Average Annual Total Return


Class R Shares                                        Return

One Year Ended 12/31/04                                +16.14%
Inception (1/03/03) through 12/31/04                   +27.19



MERRILL LYNCH PACIFIC FUND, INC., DECEMBER 31, 2004



Disclosure of Expenses


Shareholders of this Fund may incur the following charges:
(a) expenses related to transactions, including sales charges, redemption fees and exchange fees; and (b) operating expenses including advisory fees, distribution fees including 12(b)-1 fees and other Fund expenses. The following example (which is based on a hypothetical investment of $1,000 invested on July 1, 2004 and held through December 31, 2004) is intended to assist shareholders both in calculating expenses based on an investment in the Fund and in comparing these expenses with similar costs of investing in other mutual funds.

The first table below provides information about actual account values and actual expenses. In order to estimate the expenses a shareholder paid during the period covered by this report, shareholders can divide their account value by $1,000 and then multiply the result by the number in the first line under the heading entitled "Expenses Paid During the Period."

The second table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses. In order to assist shareholders in comparing the ongoing expenses of investing in this Fund and other funds, compare the 5% hypothetical example with the 5% hypothetical examples that appear in other funds' shareholder reports.

The expenses shown in the table are intended to highlight shareholders ongoing costs only and do not reflect any transactional expenses, such as sales charges, redemption fees or exchange fees. Therefore, the second table is useful in comparing ongoing expenses only, and will not help shareholders determine the relative total expenses of owning different funds. If these transactional expenses were included, shareholder expenses would have been higher.


                                                                                                  Expenses Paid
                                                                               Ending           During the Period*
                                                       Beginning           Account Value         July 1, 2004 to
                                                     Account Value          December 31,           December 31,
                                                      July 1, 2004              2004                   2004
Actual

Class A                                                  $1,000              $1,098.40                $ 6.01
Class B                                                  $1,000              $1,094.30                $10.11
Class C                                                  $1,000              $1,094.70                $10.11
Class I                                                  $1,000              $1,100.10                $ 4.70
Class R                                                  $1,000              $1,098.20                $ 5.96

Hypothetical (5% annual return before expenses)**

Class A                                                  $1,000              $1,019.41                $ 5.79
Class B                                                  $1,000              $1,015.48                $ 9.73
Class C                                                  $1,000              $1,015.48                $ 9.73
Class I                                                  $1,000              $1,020.66                $ 4.52
Class R                                                  $1,000              $1,019.46                $ 5.74

 * For each class of the Fund, expenses are equal to the annualized expense ratio for the class
   (1.14% for Class A, 1.92% for Class B, 1.92% for Class C, .89% for Class I and 1.13% for Class R),
   multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period shown).

** Hypothetical 5% annual return before expenses is calculated by pro-rating the number of days in the most recent fiscal half-year divided by 366.


MERRILL LYNCH PACIFIC FUND, INC., DECEMBER 31, 2004


Schedule of Investments                                                                                   (in U.S. dollars)

Country           Industry*                  Shares Held    Common Stocks                                          Value
Australia--2.7%   Commercial Banks--1.2%         361,000    National Australia Bank Ltd.                      $   8,155,711

                  Commercial Services &          539,706    Brambles Industries Ltd.                              2,940,375
                  Supplies--0.4%

                  Textiles, Apparel &            860,000    Billabong International Ltd.                          7,719,063
                  Luxury Goods--1.1%

                                                            Total Common Stocks in Australia                     18,815,149


Hong Kong--9.3%   Automobiles--0.5%            9,792,000    Denway Motors Ltd.                                    3,495,928

                  Commercial Banks--2.4%         971,525    HSBC Holdings PLC Hong Kong Registered               16,623,930

                  Industrial                   1,930,438    Hutchison Whampoa Ltd.                               18,068,286
                  Conglomerates--2.6%

                  Insurance--1.2%              4,713,000  ++Ping An Insurance Group Co. of China Ltd.             8,003,860

                  Real Estate--2.1%            4,251,000    Wharf Holdings Ltd.                                  14,876,066

                  Transportation               3,750,000    Hainan Meilan International Airport Co., Ltd.         3,160,099
                  Infrastructure--0.5%

                                                            Total Common Stocks in Hong Kong                     64,228,169


India--2.7%       Diversified Financial          800,000    Reliance Capital Ltd.                                 2,424,661
                  Services--0.3%

                  Oil & Gas--2.4%              1,336,000    Reliance Industries Ltd.                             16,405,723

                                                            Total Common Stocks in India                         18,830,384


Japan--66.5%      Auto Components--4.8%          597,000    Futaba Industrial Co., Ltd.                          10,422,885
                                                 913,000    Toyota Industries Corp.                              22,809,408
                                                                                                              -------------
                                                                                                                 33,232,293

                  Automobiles--4.2%            1,754,000    Fuji Heavy Industries Ltd.                            8,558,602
                                               1,136,000    Suzuki Motor Corp.                                   20,753,313
                                                                                                              -------------
                                                                                                                 29,311,915

                  Beverages--1.9%                246,148    Coca-Cola West Japan Co., Ltd.                        6,317,647
                                                 200,000    Hokkaido Coca-Cola Bottling Co., Ltd.                 1,272,568
                                                 230,000    Kinki Coca-Cola Bottling Co., Ltd.                    2,197,424
                                                 326,000    Mikuni Coca-Cola Bottling Co., Ltd.                   3,143,242
                                                                                                              -------------
                                                                                                                 12,930,881

                  Building Products--2.4%        573,000    Daikin Industries Ltd.                               16,551,966

                  Chemicals--4.8%              2,350,000    Asahi Kasei Corp.                                    11,764,907
                                               1,000,000    Mitsubishi Rayon Co., Ltd.                            3,640,090
                                                 429,000    Shin-Etsu Chemical Co., Ltd.                         17,583,683
                                                                                                              -------------
                                                                                                                 32,988,680

                  Commercial Banks--0.8%         775,100    Shinsei Bank Ltd. (d)                                 5,279,787

                  Construction &                 998,000    JGC Corp.                                             9,125,851
                  Engineering--3.6%            2,508,000    Okumura Corp.                                        15,860,096
                                                                                                              -------------
                                                                                                                 24,985,947

                  Electric Utilities--1.3%       371,600    Chubu Electric Power Co., Inc.                        8,921,011

                  Electronic Equipment &         127,000    Hoya Corp.                                           14,339,709
                  Instruments--4.5%              296,900    Murata Manufacturing Co., Ltd.                       16,602,293
                                                                                                              -------------
                                                                                                                 30,942,002

                  Food & Staples                 218,000    Ito-Yokado Co., Ltd.                                  9,148,043
                  Retailing--1.3%

                  Food Products--1.6%            290,000    Ajinomoto Co. Inc.                                    3,452,718
                                                 387,000    Katokichi Co., Ltd.                                   7,742,266
                                                                                                              -------------
                                                                                                                 11,194,984


MERRILL LYNCH PACIFIC FUND, INC., DECEMBER 31, 2004


Schedule of Investments (continued)                                                                       (in U.S. dollars)

Country           Industry*                  Shares Held    Common Stocks                                          Value
Japan             Gas Utilities--2.8%          4,772,000    Tokyo Gas Co., Ltd.                               $  19,559,286
(concluded)
                  Health Care Equipment &        545,000    Terumo Corp.                                         14,679,418
                  Supplies--2.1%

                  Household Durables--2.3%       217,200    Rinnai Corp.                                          5,829,023
                                                 630,000    Sharp Corp.                                          10,285,840
                                                                                                              -------------
                                                                                                                 16,114,863

                  IT Services--0.4%               92,000  ++NS Solutions Corp.                                    2,536,352

                  Insurance--10.3%             4,801,300    Aioi Insurance Co., Ltd.                             22,162,730
                                                   1,619    Millea Holdings Inc.                                 24,015,614
                                               2,385,000    Mitsui Sumitomo Insurance Co., Ltd.                  20,714,843
                                                 500,000    Nipponkoa Insurance Co., Ltd.                         3,400,995
                                                                                                              -------------
                                                                                                                 70,294,182

                  Machinery--3.5%              2,996,000    Kubota Corp.                                         14,852,815
                                               2,074,000    Tadano Ltd.                                           9,391,393
                                                                                                              -------------
                                                                                                                 24,244,208

                  Office Electronics--1.9%       242,000    Canon Inc.                                           13,060,018

                  Pharmaceuticals--4.4%          610,000    Takeda Pharmaceutical Co., Ltd.                      30,717,283

                  Semiconductors &               126,300    Rohm Co., Ltd.                                       13,065,092
                  Semiconductor
                  Equipment--1.9%

                  Software--2.4%                 161,000    Fuji Soft ABC Inc.                                    5,326,339
                                                 212,000  ++Trend Micro Inc.                                     11,441,007
                                                                                                              -------------
                                                                                                                 16,767,346

                  Trading Companies &          1,780,000    Mitsubishi Corp.                                     22,999,122
                  Distributors--3.3%

                                                            Total Common Stocks in Japan                        459,524,679


New Zealand--6.8% Diversified Financial       29,927,941    Guinness Peat Group Plc                              46,908,795
                  Services--6.8%

                                                            Total Common Stocks in New Zealand                   46,908,795


Singapore--3.2%   Commercial Banks--2.1%       1,738,400    Oversea-Chinese Banking Corp.                        14,376,623

                  Industrial                    1,461,000   Keppel Corp. Ltd.                                     7,697,011
                  Conglomerates--1.1%

                                                            Total Common Stocks in Singapore                     22,073,634


South Korea--6.0% Automobiles--0.6%               75,000  ++Hyundai Motor Co.                                     4,020,962

                  Chemicals--0.5%                375,000  ++Hanwha Chem Corp.                                     3,785,500

                  Diversified                    294,200  ++KT Corp. (a)                                          6,416,502
                  Telecommunication
                  Services--0.9%

                  Metals & Mining--3.4%          523,000    POSCO (a)                                            23,289,190

                  Textiles, Apparel & Luxury     250,000    Cheil Industries Inc.                                 3,851,913
                  Goods--0.6%

                                                            Total Common Stocks in South Korea                   41,364,067


Taiwan--1.8%      Electronic Equipment &       1,563,000    Delta Electronics Inc.                                2,762,007
                  Instruments--0.4%

                  Machinery--0.2%              3,000,000    Yungtay Engineering Co., Ltd.                         1,817,608

                  Metals & Mining--1.2%          361,732    China Steel Corp. (a)                                 8,172,937

                                                            Total Common Stocks in Taiwan                        12,752,552


Thailand--0.6%    Commercial Banks--0.6%       3,158,000    Siam Commercial Bank PCL Foreign Shares               3,983,063

                                                            Total Common Stocks in Thailand                       3,983,063

                                                            Total Investments in Common Stocks
                                                            (Cost--$446,419,749)--99.6%                         688,480,492


MERRILL LYNCH PACIFIC FUND, INC., DECEMBER 31, 2004


Schedule of Investments (concluded)                                                                       (in U.S. dollars)

                                              Beneficial
                                                Interest    Short-Term Securities                                  Value
                                              $2,860,481    Merrill Lynch Liquidity Series, LLC Cash
                                                            Sweep Series I (b)                                $   2,860,481
                                               1,430,000    Merrill Lynch Liquidity Series, LLC Money
                                                            Market Series (b)(c)                                  1,430,000

                                                            Total Investments in Short-Term Securities
                                                            (Cost--$4,290,481)--0.6%                              4,290,481

                  Total Investments (Cost--$450,710,230**)--100.2%                                              692,770,973
                  Liabilities in Excess of Other Assets--(0.2%)                                                 (1,462,336)
                                                                                                              -------------
                  Net Assets--100.0%                                                                          $ 691,308,637
                                                                                                              =============

  * For Fund compliance purposes, "Industry" means any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report, which may combine such industry sub-classifications for reporting ease.
    These industry classifications are unaudited.

 ** The cost and unrealized appreciation/depreciation of investments as of December 31, 2004, as computed for federal income tax purposes, were as follows:

    Aggregate cost                                     $  493,880,035
                                                       ==============
    Gross unrealized appreciation                      $  206,980,451
    Gross unrealized depreciation                         (8,089,513)
                                                       --------------
    Net unrealized appreciation                        $  198,890,938
                                                       ==============

 ++ Non-income producing security.

(a) Depositary Receipts.

(b) Investments in companies considered to be an affiliate of the Fund
    (such companies are defined as "Affiliated Companies" in Section
    2(a)(3) of the Investment Company Act of 1940) were as follows:

                                                            Interest/
                                              Net            Dividend
    Affiliate                               Activity          Income

    Merrill Lynch Liquidity Series,
       LLC Cash Sweep Series I           $ (4,819,301)       $259,455
    Merrill Lynch Liquidity Series,
       LLC Money Market Series           $(12,400,257)       $ 38,029
    Merrill Lynch Premier
       Institutional Fund                  (4,610,093)       $  9,108

(c) Security was purchased with the cash proceeds from securities loans.

(d) Security, or portion of security, is on loan.

    See Notes to Financial Statements.


MERRILL LYNCH PACIFIC FUND, INC., DECEMBER 31, 2004


Statement of Assets and Liabilities

As of December 31, 2004
Assets

           Investments in unaffiliated securities, at value (including securities
           loaned of $1,362,348) (identified cost--$446,419,749)                                            $   688,480,492
           Investments in affiliated securities, at value (identified cost--$4,290,481)                           4,290,481
           Foreign cash (cost--$1,231,043)                                                                        1,302,638
           Receivables:
               Capital shares sold                                                        $     1,093,555
               Dividends                                                                        1,077,892
               Interest from affiliates                                                            10,799
               Securities lending                                                                     585         2,182,831
                                                                                          ---------------
           Prepaid expenses                                                                                          32,453
                                                                                                            ---------------
           Total assets                                                                                         696,288,895
                                                                                                            ---------------

Liabilities

           Collateral on securities loaned, at value                                                              1,430,000
           Payables:
               Securities purchased                                                             1,811,048
               Capital shares redeemed                                                            836,026
               Investment adviser                                                                 385,611
               Other affiliates                                                                   178,734
               Distributor                                                                        169,652
               Custodian bank                                                                      15,391         3,396,462
                                                                                          ---------------
           Accrued expenses and other liabilities                                                                   153,796
                                                                                                            ---------------
           Total liabilities                                                                                      4,980,258
                                                                                                            ---------------

Net Assets

           Net assets                                                                                       $   691,308,637
                                                                                                            ===============

Net Assets Consist of

           Class A Shares of Common Stock, $.10 par value, 100,000,000 shares authorized                    $       913,703
           Class B Shares of Common Stock, $.10 par value, 200,000,000 shares authorized                            495,747
           Class C Shares of Common Stock, $.10 par value, 100,000,000 shares authorized                            347,626
           Class I Shares of Common Stock, $.10 par value, 100,000,000 shares authorized                          1,657,198
           Class R Shares of Common Stock, $.10 par value, 200,000,000 shares authorized                              2,314
           Paid-in capital in excess of par                                                                     612,543,370
           Accumulated distributions in excess of investment income--net                  $  (38,961,381)
           Accumulated realized capital losses--net                                         (127,818,385)
           Unrealized appreciation--net                                                       242,128,445
                                                                                          ---------------
           Total accumulated earnings--net                                                                       75,348,679
                                                                                                            ---------------
           Net Assets                                                                                       $   691,308,637
                                                                                                            ===============

Net Asset Value

           Class A--Based on net assets of $188,571,880 and 9,137,032 shares outstanding                    $         20.64
                                                                                                            ===============
           Class B--Based on net assets of $94,667,170 and 4,957,470 shares outstanding                     $         19.10
                                                                                                            ===============
           Class C--Based on net assets of $63,987,643 and 3,476,265 shares outstanding                     $         18.41
                                                                                                            ===============
           Class I--Based on net assets of $343,638,894 and 16,571,980 shares outstanding                   $         20.74
                                                                                                            ===============
           Class R--Based on net assets of $443,050 and 23,142 shares outstanding                           $         19.14
                                                                                                            ===============

           See Notes to Financial Statements.


MERRILL LYNCH PACIFIC FUND, INC., DECEMBER 31, 2004


Statement of Operations

For the Year Ended December 31, 2004
Investment Income

           Dividends (net of $856,883 foreign withholding tax)                                              $     9,935,681
           Interest from affiliates                                                                                 259,455
           Securities lending                                                                                        47,137
                                                                                                            ---------------
           Total income                                                                                          10,242,273
                                                                                                            ---------------

Expenses

           Investment advisory fees                                                       $     3,925,685
           Account maintenance and distribution fees--Class B                                   1,013,159
           Account maintenance and distribution fees--Class C                                     554,038
           Transfer agent fees--Class I                                                           537,936
           Account maintenance fees--Class A                                                      433,040
           Transfer agent fees--Class A                                                           287,118
           Accounting services                                                                    269,293
           Custodian fees                                                                         254,183
           Transfer agent fees--Class B                                                           199,735
           Transfer agent fees--Class C                                                           107,462
           Printing and shareholder reports                                                        75,662
           Professional fees                                                                       71,942
           Registration fees                                                                       66,138
           Directors' fees and expenses                                                            45,348
           Pricing fees                                                                            10,031
           Account maintenance and distribution fees--Class R                                         239
           Transfer agent fees--Class R                                                               130
           Other                                                                                   65,845
                                                                                          ---------------
           Total expenses                                                                                         7,916,984
                                                                                                            ---------------
           Investment income--net                                                                                 2,325,289
                                                                                                            ---------------

Realized & Unrealized Gain (Loss)--Net

           Realized gain (loss)on:
               Investments--net                                                                 9,315,101
               Foreign currency transactions--net                                               (348,336)         8,966,765
                                                                                          ---------------
           Change in unrealized appreciation on:
               Investments--net                                                                85,998,786
               Foreign currency transactions--net                                                  67,503        86,066,289
                                                                                          ---------------   ---------------
           Total realized and unrealized gain--net                                                               95,033,054
                                                                                                            ---------------
           Net Increase in Net Assets Resulting from Operations                                             $    97,358,343
                                                                                                            ===============

           See Notes to Financial Statements.


MERRILL LYNCH PACIFIC FUND, INC., DECEMBER 31, 2004


Statements of Changes in Net Assets

                                                                                            For the Year Ended December 31,
Increase (Decrease) in Net Assets:                                                                2004             2003
Operations

           Investment income--net                                                         $     2,325,289   $     2,355,633
           Realized gain (loss)--net                                                            8,966,765      (35,841,713)
           Change in unrealized appreciation--net                                              86,066,289       204,646,285
                                                                                          ---------------   ---------------
           Net increase in net assets resulting from operations                                97,358,343       171,160,205
                                                                                          ---------------   ---------------

Dividends to Shareholders

           Investment income--net:
               Class A                                                                        (9,553,756)                --
               Class B                                                                        (3,789,908)                --
               Class C                                                                        (2,891,766)                --
               Class I                                                                       (18,672,214)                --
               Class R                                                                            (8,171)                --
                                                                                          ---------------   ---------------
           Net decrease in net assets resulting from dividends to shareholders               (34,915,815)                --
                                                                                          ---------------   ---------------

Capital Share Transactions

           Net decrease in net assets derived from capital share transactions                   (943,252)      (26,819,030)
                                                                                          ---------------   ---------------

Redemption Fees

           Redemption fees                                                                          2,956                --
                                                                                          ---------------   ---------------

Net Assets

           Total increase in net assets                                                        61,502,232       144,341,175
           Beginning of year                                                                  629,806,405       485,465,230
                                                                                          ---------------   ---------------
           End of year*                                                                   $   691,308,637   $   629,806,405
                                                                                          ===============   ===============
               * Accumulated distributions in excess of investment income/accumulated
                 investment loss--net                                                     $  (38,961,381)   $  (10,275,426)
                                                                                          ===============   ===============

                 See Notes to Financial Statements.


MERRILL LYNCH PACIFIC FUND, INC., DECEMBER 31, 2004


Financial Highlights

The following per share data and ratios have been derived                                Class A
from information provided in the financial statements.
                                                                             For the Year Ended December 31,
Increase (Decrease) in Net Asset Value:                          2004         2003         2002         2001         2000
Per Share Operating Performance

           Net asset value, beginning of year                $    18.75   $    13.64   $    16.65   $    20.08   $    33.06
                                                             ----------   ----------   ----------   ----------   ----------
           Investment income (loss)--net**                          .08          .08          .03          .01        (.03)
           Realized and unrealized gain (loss)--net                2.87         5.03       (2.38)       (2.81)       (9.46)
                                                             ----------   ----------   ----------   ----------   ----------
           Total from investment operations                        2.95         5.11       (2.35)       (2.80)       (9.49)
                                                             ----------   ----------   ----------   ----------   ----------
           Less dividends and distributions:
               Investment income--net                            (1.06)           --        (.66)        (.63)           --
               In excess of investment income--net                   --           --           --           --        (.56)
               Realized gain--net                                    --           --           --           --       (2.53)
               In excess of realized gain--net                       --           --           --           --        (.40)
                                                             ----------   ----------   ----------   ----------   ----------
           Total dividends and distributions                     (1.06)           --        (.66)        (.63)       (3.49)
                                                             ----------   ----------   ----------   ----------   ----------
           Net asset value, end of year                      $    20.64   $    18.75   $    13.64   $    16.65   $    20.08
                                                             ==========   ==========   ==========   ==========   ==========

Total Investment Return*

           Based on net asset value per share                    16.22%       37.46%     (14.72%)     (13.87%)     (28.50%)
                                                             ==========   ==========   ==========   ==========   ==========

Ratios to Average Net Assets

           Expenses                                               1.14%        1.21%        1.21%        1.14%        1.07%
                                                             ==========   ==========   ==========   ==========   ==========
           Investment income (loss)--net                           .43%         .55%         .20%         .07%       (.09%)
                                                             ==========   ==========   ==========   ==========   ==========

Supplemental Data

           Net assets, end of year (in thousands)            $  188,572   $  153,191   $  109,718   $  133,027   $  162,910
                                                             ==========   ==========   ==========   ==========   ==========
           Portfolio turnover                                    20.09%       34.08%       11.68%        8.88%       35.23%
                                                             ==========   ==========   ==========   ==========   ==========

             * Total investment returns exclude the effect of sales charges.

            ** Based on average shares outstanding.

               See Notes to Financial Statements.


MERRILL LYNCH PACIFIC FUND, INC., DECEMBER 31, 2004


Financial Highlights (continued)

The following per share data and ratios have been derived                                Class B
from information provided in the financial statements.
                                                                             For the Year Ended December 31,
Increase (Decrease) in Net Asset Value:                          2004         2003         2002         2001         2000
Per Share Operating Performance

           Net asset value, beginning of year                $    17.24   $    12.64   $    15.60   $    18.79   $    31.12
                                                             ----------   ----------   ----------   ----------   ----------
           Investment loss--net**                                 (.07)        (.03)        (.08)        (.12)        (.23)
           Realized and unrealized gain (loss)--net                2.65         4.63       (2.22)       (2.63)       (8.87)
                                                             ----------   ----------   ----------   ----------   ----------
           Total from investment operations                        2.58         4.60       (2.30)       (2.75)       (9.10)
                                                             ----------   ----------   ----------   ----------   ----------
           Less dividends and distributions:
               Investment income--net                             (.72)           --        (.66)        (.44)           --
               In excess of investment income--net                   --           --           --           --        (.30)
               Realized gain--net                                    --           --           --           --       (2.53)
               In excess of realized gain--net                       --           --           --           --        (.40)
                                                             ----------   ----------   ----------   ----------   ----------
           Total dividends and distributions                      (.72)           --        (.66)        (.44)       (3.23)
                                                             ----------   ----------   ----------   ----------   ----------
           Net asset value, end of year                      $    19.10   $    17.24   $    12.64   $    15.60   $    18.79
                                                             ==========   ==========   ==========   ==========   ==========

Total Investment Return*

           Based on net asset value per share                    15.34%       36.39%     (15.41%)     (14.57%)     (29.03%)
                                                             ==========   ==========   ==========   ==========   ==========

Ratios to Average Net Assets

           Expenses                                               1.92%        2.00%        2.00%        1.92%        1.84%
                                                             ==========   ==========   ==========   ==========   ==========
           Investment loss--net                                  (.37%)       (.22%)       (.57%)       (.69%)       (.86%)
                                                             ==========   ==========   ==========   ==========   ==========

Supplemental Data

           Net assets, end of year (in thousands)            $   94,667   $  118,551   $  115,930   $  225,709   $  442,242
                                                             ==========   ==========   ==========   ==========   ==========
           Portfolio turnover                                    20.09%       34.08%       11.68%        8.88%       35.23%
                                                             ==========   ==========   ==========   ==========   ==========

             * Total investment returns exclude the effect of sales charges.

            ** Based on average shares outstanding.

               See Notes to Financial Statements.


MERRILL LYNCH PACIFIC FUND, INC., DECEMBER 31, 2004


Financial Highlights (continued)

The following per share data and ratios have been derived                                Class C
from information provided in the financial statements.
                                                                             For the Year Ended December 31,
Increase (Decrease) in Net Asset Value:                          2004         2003         2002         2001         2000
Per Share Operating Performance

           Net asset value, beginning of year                $    16.78   $    12.30   $    15.20   $    18.36   $    30.53
                                                             ----------   ----------   ----------   ----------   ----------
           Investment loss--net**                                 (.06)        (.03)        (.08)        (.12)        (.23)
           Realized and unrealized gain (loss)--net                2.56         4.51       (2.16)       (2.57)       (8.70)
                                                             ----------   ----------   ----------   ----------   ----------
           Total from investment operations                        2.50         4.48       (2.24)       (2.69)       (8.93)
                                                             ----------   ----------   ----------   ----------   ----------
           Less dividends and distributions:
               Investment income--net                             (.87)           --        (.66)        (.47)           --
               In excess of investment income--net                   --           --           --           --        (.31)
               Realized gain--net                                    --           --           --           --       (2.53)
               In excess of realized gain--net                       --           --           --           --        (.40)
                                                             ----------   ----------   ----------   ----------   ----------
           Total dividends and distributions                      (.87)           --        (.66)        (.47)       (3.24)
                                                             ----------   ----------   ----------   ----------   ----------
           Net asset value, end of year                      $    18.41   $    16.78   $    12.30   $    15.20   $    18.36
                                                             ==========   ==========   ==========   ==========   ==========

Total Investment Return*

           Based on net asset value per share                    15.34%       36.42%     (15.42%)     (14.59%)     (29.03%)
                                                             ==========   ==========   ==========   ==========   ==========

Ratios to Average Net Assets

           Expenses                                               1.92%        2.00%        2.00%        1.92%        1.85%
                                                             ==========   ==========   ==========   ==========   ==========
           Investment loss--net                                  (.36%)       (.26%)       (.59%)       (.70%)       (.86%)
                                                             ==========   ==========   ==========   ==========   ==========

Supplemental Data

           Net assets, end of year (in thousands)            $   63,988   $   45,458   $   31,748   $   51,343   $   84,008
                                                             ==========   ==========   ==========   ==========   ==========
           Portfolio turnover                                    20.09%       34.08%       11.68%        8.88%       35.23%
                                                             ==========   ==========   ==========   ==========   ==========

             * Total investment returns exclude the effect of sales charges.

            ** Based on average shares outstanding.

               See Notes to Financial Statements.


MERRILL LYNCH PACIFIC FUND, INC., DECEMBER 31, 2004


Financial Highlights (continued)

The following per share data and ratios have been derived                                Class I
from information provided in the financial statements.
                                                                             For the Year Ended December 31,
Increase (Decrease) in Net Asset Value:                          2004         2003         2002         2001         2000
Per Share Operating Performance

           Net asset value, beginning of year                $    18.87   $    13.68   $    16.67   $    20.10   $    33.12
                                                             ----------   ----------   ----------   ----------   ----------
           Investment income--net**                                 .13          .12          .07          .06          .04
           Realized and unrealized gain (loss)--net                2.88         5.07       (2.40)       (2.81)       (9.50)
                                                             ----------   ----------   ----------   ----------   ----------
           Total from investment operations                        3.01         5.19       (2.33)       (2.75)       (9.46)
                                                             ----------   ----------   ----------   ----------   ----------
           Less dividends and distributions:
               Investment income--net                            (1.14)           --        (.66)        (.68)           --
               In excess of investment income--net                   --           --           --           --        (.63)
               Realized gain--net                                    --           --           --           --       (2.53)
               In excess of realized gain--net                       --           --           --           --        (.40)
                                                             ----------   ----------   ----------   ----------   ----------
           Total dividends and distributions                     (1.14)           --        (.66)        (.68)       (3.56)
                                                             ----------   ----------   ----------   ----------   ----------
           Net asset value, end of year                      $    20.74   $    18.87   $    13.68   $    16.67   $    20.10
                                                             ==========   ==========   ==========   ==========   ==========

Total Investment Return*

           Based on net asset value per share                    16.48%       37.94%     (14.58%)     (13.63%)     (28.32%)
                                                             ==========   ==========   ==========   ==========   ==========

Ratios to Average Net Assets

           Expenses                                                .89%         .96%         .96%         .89%         .82%
                                                             ==========   ==========   ==========   ==========   ==========
           Investment income--net                                  .66%         .81%         .48%         .33%         .14%
                                                             ==========   ==========   ==========   ==========   ==========

Supplemental Data

           Net assets, end of year (in thousands)            $  343,639   $  312,607   $  228,069   $  352,632   $  518,557
                                                             ==========   ==========   ==========   ==========   ==========
           Portfolio turnover                                    20.09%       34.08%       11.68%        8.88%       35.23%
                                                             ==========   ==========   ==========   ==========   ==========

             * Total investment returns exclude the effect of sales charges.

            ** Based on average shares outstanding.

               See Notes to Financial Statements.


MERRILL LYNCH PACIFIC FUND, INC., DECEMBER 31, 2004


Financial Highlights (concluded)
                                                                                                     Class R

The following per share data and ratios have been derived                                     For the       For the Period
from information provided in the financial statements.                                       Year Ended   January 3, 2003++
                                                                                            December 31,   to December 31,
Increase (Decrease) in Net Asset Value:                                                         2004             2003
Per Share Operating Performance

           Net asset value, beginning of period                                              $      17.53      $      12.61
                                                                                             ------------      ------------
           Investment income--net***                                                                  .06               .20
           Realized and unrealized gain--net                                                         2.67              4.72
                                                                                             ------------      ------------
           Total from investment operations                                                          2.73              4.92
           Less dividends from investment income--net                                              (1.12)                --
                                                                                             ------------      ------------
           Net asset value, end of period                                                    $      19.14      $      17.53
                                                                                             ============      ============

Total Investment Return**

           Based on net asset value per share                                                      16.14%         39.02%+++
                                                                                             ============      ============

Ratios to Average Net Assets

           Expenses                                                                                 1.18%            1.46%*
                                                                                             ============      ============
           Investment income--net                                                                    .40%             .31%*
                                                                                             ============      ============

Supplemental Data

           Net assets, end of period (in thousands)                                          $        443            --++++
                                                                                             ============      ============
           Portfolio turnover                                                                      20.09%            34.08%
                                                                                             ============      ============

             * Annualized.

            ** Total investment returns exclude the effect of sales charges.

           *** Based on average shares outstanding.

            ++ Commencement of operations.

          ++++ Amount is less than $1,000.

           +++ Aggregate total investment return.

               See Notes to Financial Statements.


MERRILL LYNCH PACIFIC FUND, INC., DECEMBER 31, 2004



Notes to Financial Statements


1. Significant Accounting Policies:
Merrill Lynch Pacific Fund, Inc. (the "Fund") is registered under the Investment Company Act of 1940, as amended, as a non-diversified, open-end management investment company. The Fund's financial statements are prepared in conformity with U.S. generally accepted accounting principles, which may require the use of management accruals and estimates. Actual results may differ from these estimates. The Fund offers multiple classes of shares. Shares of Class A and Class I are sold with a front-end sales charge. Shares of Class B and Class C may be subject to a contingent deferred sales charge. Class R Shares are sold only to certain retirement plans. All classes of shares have identical voting, dividend, liquidation and other rights and the same terms and conditions, except that Class A, Class B, Class C and Class R Shares bear certain expenses related to the account maintenance of such shares, and Class B, Class C and Class R Shares also bear certain expenses related to the distribution of such shares. Each class has exclusive voting rights with respect to matters relating to its account maintenance and distribution expenditures (except that Class B shareholders may vote on certain changes to the Class A distribution plan). Income, expenses (other than expenses attributable to a specific class) and realized and unrealized gains and losses on investments and foreign currency transactions are allocated daily to each class based on its relative net assets. The following is a summary of significant accounting policies followed by the Fund.

(a) Valuation of investments--Equity securities that are held by the Fund that are traded on stock exchanges or the Nasdaq National Market are valued at the last sale price or official close price on the exchange, as of the close of business on the day the securities are being valued or, lacking any sales, at the last available bid price for long positions, and at the last available ask price for short positions. In cases where equity securities are traded on more than one exchange, the securities are valued on the exchange designated as the primary market by or under the authority of the Board of Directors of the Fund. Long positions traded in the over-the-counter ("OTC") market, Nasdaq Small Cap or Bulletin Board are valued at the last available bid price or yield equivalent obtained from one or more dealers or pricing services approved by the Board of Directors of the Fund. Short positions traded in the OTC market are valued at the last available ask price. Portfolio securities that are traded both in the OTC market and on a stock exchange are valued according to the broadest and most representative market.

Options written are valued at the last sale price in the case of exchange-traded options or, in the case of options traded in the OTC market, the last ask price. Options purchased are valued at their last sale price in the case of exchange-traded options or, in the case of options traded in the OTC market, the last bid price. Swap agreements are valued daily based upon quotations from market makers. Financial futures contracts and options thereon, which are traded on exchanges, are valued at their last sale price as of the close of such exchanges. Obligations with remaining maturities of 60 days or less are valued at amortized cost unless the Investment Adviser believes that this method no longer produces fair valuations.

Repurchase agreements are valued at cost plus accrued interest. The Fund employs pricing services to provide certain securities prices for the Fund. Securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith by or under the direction of the Board of Directors of the Fund, including valuations furnished by the pricing services retained by the Fund, which may use a matrix system for valuations. The procedures of a pricing service and its valuations are reviewed by the officers of the Fund under the general supervision of the Fund's Board of Directors. Such valuations and procedures will be reviewed periodically by the Board of Directors of the Fund.

Generally, trading in foreign securities, as well as U.S. government securities and money market instruments, is substantially completed each day at various times prior to the close of business on the New York Stock Exchange ("NYSE"). The values of such securities used in computing the net asset value of the Fund's shares are determined as of such times. Foreign currency exchange rates also are generally determined prior to the close of business on the NYSE. Occasionally, events affecting the values of such securities and such exchange rates may occur between the times at which they are determined and the close of business on the NYSE that may not be reflected in the computation of the Fund's net asset value. If events (for example, a company announcement, market volatility or a natural disaster) occur during such periods that are expected to materially affect the value of such securities, those securities may be valued at their fair value as determined in good faith by the Fund's Board of Directors or by the Investment Adviser using a pricing service and/or procedures approved by the Fund's Board of Directors.



MERRILL LYNCH PACIFIC FUND, INC., DECEMBER 31, 2004



Notes to Financial Statements (continued)


(b) Derivative financial instruments--The Fund may engage in various portfolio investment strategies both to increase the return of the Fund and to hedge, or protect, its exposure to interest rate movements and movements in the securities markets. Losses may arise due to changes in the value of the contract or if the counterparty does not perform under the contract.

* Forward foreign exchange contracts--The Fund may enter into forward foreign exchange contracts. The contract is marked-to-market daily and the change in market value is recorded by the Fund as an unrealized gain or loss. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value at the time it was opened and the value at the time it was closed.

* Options--The Fund may write and purchase call and put options. When the Fund writes an option, an amount equal to the premium received by the Fund is reflected as an asset and an equivalent liability. The amount of the liability is subsequently marked-to-market to reflect the current value of the option written. When a security is purchased or sold through an exercise of an option, the related premium paid (or received) is added to (or deducted from) the basis of the security acquired or deducted from (or added to) the proceeds of the security sold. When an option expires (or the Fund enters into a closing transaction), the Fund realizes a gain or loss on the option to the extent of the premiums received or paid (or gain or loss to the extent the cost of the closing transaction exceeds the premium paid or received).

Written and purchased options are non-income producing investments.

* Financial futures contracts--The Fund may purchase or sell financial futures contracts and options on such futures contracts. Futures contracts are contracts for delayed delivery of securities at a specific future date and at a specific price or yield. Upon entering into a contract, the Fund deposits and maintains as collateral such initial margin as required by the exchange on which the transaction is effected. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as variation margin and are recorded by the Fund as unrealized gains or losses. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

(c) Foreign currency transactions--Transactions denominated in foreign currencies are recorded at the exchange rate prevailing when recognized. Assets and liabilities denominated in foreign currencies are valued at the exchange rate at the end of the period. Foreign currency transactions are the result of settling (realized) or valuing (unrealized) assets or liabilities expressed in foreign currencies into U.S. dollars. Realized and unrealized gains or losses from investments include the effects of foreign exchange rates on investments.

(d) Security transactions and investment income--Security transactions are recorded on the dates the transactions are entered into (the trade dates). Realized gains and losses on security transactions are determined on the identified cost basis. Dividend income is recorded on the ex-dividend dates. Dividends from foreign securities where the ex-dividend date may have passed are subsequently recorded when the Fund has determined the ex-dividend date. Interest income is recognized on the accrual basis.

(e) Income taxes--It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no federal income tax provision is required. Under the applicable foreign tax law, a withholding tax may be imposed on dividends, interest and capital gains at various rates.

(f) Prepaid registration fees--Prepaid registration fees are charged to expense as the related shares are issued.

(g) Dividends and distributions--Dividends and distributions paid by the Fund are recorded on the ex-dividend dates.



MERRILL LYNCH PACIFIC FUND, INC., DECEMBER 31, 2004



Notes to Financial Statements (continued)


(h) Securities lending--The Fund may lend securities to financial institutions that provide cash or securities issued or guaranteed by the U.S. government as collateral, which will be maintained at all times in an amount equal to at least 100% of the current market value of the loaned securities. The market value of the loaned securities is determined at the close of business of the Fund and any additional required collateral is delivered to the Fund on the next business day. Where the Fund receives securities as collateral for the loaned securities, it collects a fee from the borrower. The Fund typically receives the income on the loaned securities but does not receive the income on the collateral. Where the Fund receives cash collateral, it may invest such collateral and retain the amount earned on such investment, net of any amount rebated to the borrower. Loans of securities are terminable at any time and the borrower, after notice, is required to return borrowed securities within five business days. The Fund may pay reasonable finder's, lending agent, administrative and custodial fees in connection with its loans. In the event that the borrower defaults on its obligation to return borrowed securities because of insolvency or for any other reason, the Fund could experience delays and costs in gaining access to the collateral. The Fund also could suffer a loss where the value of the collateral falls below the market value of the borrowed securities, in the event of borrower default or in the event of losses on investments made with cash collateral.

(i) Custodian bank--The Fund recorded an amount payable to the custodian bank reflecting an overnight overdraft, which resulted from management estimates of available cash.

(j) Reclassifications--U.S. generally accepted accounting principles require that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. Accordingly, during the current year, $3,898,732 has been reclassified between accumulated net realized capital losses and accumulated distributions in excess of net investment income and $5,839 has been reclassified between paid-in capital in excess of par and accumulated distributions in excess of net investment income as a result of permanent differences attributable to gains from the sale of stock of passive foreign investment companies, foreign currency transactions and nondeductible expenses. These reclassifications have no effect on net assets or net asset values per share.


2. Investment Advisory Agreement and Transactions with Affiliates:
The Fund has entered into an Investment Advisory Agreement with Merrill Lynch Investment Managers, L.P. ("MLIM"). The general partner of MLIM is Princeton Services, Inc. ("PSI"), an indirect, wholly-owned subsidiary of Merrill Lynch & Co., Inc. ("ML & Co."), which is the limited partner. The Fund has also entered into a Distribution Agreement and Distribution Plans with FAM Distributors, Inc. ("FAMD" or the "Distributor"), which is a wholly-owned subsidiary of Merrill Lynch Group, Inc.

MLIM is responsible for the management of the Fund's portfolio and provides the necessary personnel, facilities, equipment and certain other services necessary to the operations of the Fund. For such services, the Fund pays a monthly fee of .60% of the average daily net assets of the Fund. MLIM has entered into a Sub-Advisory Agreement with Merrill Lynch Asset Management U.K. Limited ("MLAM U.K."), an affiliate of MLIM, pursuant to which MLAM U.K. provides investment advisory services to MLIM with respect to the Fund. There is no increase in the aggregate fees paid by the Fund for these services.

Pursuant to the Distribution Plans adopted by the Fund in accordance with Rule 12b-1 under the Investment Company Act of 1940, the Fund pays the Distributor ongoing account maintenance and distribution fees. The fees are accrued daily and paid monthly at annual rates based upon the average daily net assets of the shares as follows:


                              Account
                          Maintenance           Distribution
                                  Fee                    Fee

Class A                          .25%                     --
Class B                          .25%                   .75%
Class C                          .25%                   .75%
Class R                          .25%                   .25%


Pursuant to a sub-agreement with the Distributor, Merrill Lynch, Pierce, Fenner & Smith Incorporated ("MLPF&S"), a subsidiary of ML & Co., also provides account maintenance and distribution services to the Fund. The ongoing account maintenance fee compensates the Distributor and MLPF&S for providing account maintenance services to Class A Class B, Class C and Class R shareholders. The ongoing distribution fee compensates the Distributor and MLPF&S for providing shareholder and distribution-related services to Class B, Class C and Class R shareholders. The Fund did not accrue Class R distribution fees because of regulatory fee limits for a portion of the year ended December 31, 2004.



MERRILL LYNCH PACIFIC FUND, INC., DECEMBER 31, 2004



Notes to Financial Statements (continued)


For the year ended December 31, 2004, FAMD earned underwriting discounts and direct commissions and MLPF&S earned dealer concessions on sales of the Fund's Class A and Class I Shares as follows:

                                 FAMD                 MLPF&S

Class A                       $13,104               $146,627
Class I                       $ 1,445               $ 10,987


For the year ended December 31, 2004, MLPF&S received contingent deferred sales charges of $45,633 and $16,233 relating to transactions in Class B and Class C Shares, respectively.
Furthermore, MLPF&S received contigent deferred sales charges of $266 relating to transactions subject to front-end sales charge waivers in Class A Shares.

The Fund has received an exemptive order from the Securities and Exchange Commission permitting it to lend portfolio securities to MLPF&S, or its affiliates. Pursuant to that order, the Fund also has retained Merrill Lynch Investment Managers, LLC ("MLIM, LLC"), an affiliate of MLIM, as the securities lending agent for a fee based on a share of the returns on investment of cash collateral. MLIM, LLC may, on behalf of the Fund, invest cash collateral received by the Fund for such loans, among other things, in a private investment company managed by MLIM, LLC or in registered money market funds advised by MLIM or its affiliates. For the year ended December 31, 2004, MLIM, LLC received $20,343 in securities lending agent fees.

In addition, MLPF&S received $120,213 in commissions on the execution of portfolio security transactions for the Fund for the year ended December 31, 2004.

For the year ended December 31, 2004, the Fund reimbursed MLIM
$12,449 for certain accounting services.

Financial Data Services, Inc. ("FDS"), a wholly-owned subsidiary of ML & Co., is the Fund's transfer agent.

Certain officers and/or directors of the Fund are officers and/or directors of MLIM, PSI, MLAM U.K., FDS, FAMD, and/or ML & Co.


3. Investments:
Purchases and sales of investments, excluding short-term securities, for the year ended December 31, 2004 were $127,706,086 and $157,490,416, respectively.


4. Capital Share Transactions:
Net decrease in net assets derived from capital share transactions was $943,252 and $26,819,030 for the years ended December 31, 2004 and December 31, 2003, respectively.

Transactions in capital shares for each class were as follows:


Class A Shares for the Year                                  Dollar
Ended December 31, 2004                   Shares             Amount

Shares sold                            1,506,346    $    29,453,524
Shares issued to shareholders
   in reinvestment of dividends          417,229          8,008,212
Automatic conversion of shares         1,382,284         26,736,249
                                  --------------    ---------------
Total issued                           3,305,859         64,197,985
                                  --------------    ---------------
Shares redeemed                      (2,338,085)       (45,300,973)
                                  --------------    ---------------
Net increase                             967,774    $    18,897,012
                                  ==============    ===============


Class A Shares for the Year                                  Dollar
Ended December 31, 2003                   Shares             Amount

Shares sold                            5,402,404    $    81,900,732
Automatic conversion of shares           997,781         15,462,771
                                  --------------    ---------------
Total issued                           6,400,185         97,363,503
                                  --------------    ---------------
Shares redeemed                      (6,277,360)       (95,429,850)
                                  --------------    ---------------
Net increase                             122,825    $     1,933,653
                                  ==============    ===============


Class B Shares for the Year                                  Dollar
Ended December 31, 2004                   Shares             Amount

Shares sold                              736,188    $    13,215,461
Shares issued to shareholders
   in reinvestment of dividends          181,594          3,205,085
                                  --------------    ---------------
Total issued                             917,782         16,420,546
                                  --------------    ---------------
Automatic conversion of shares       (1,505,269)       (26,736,249)
Shares redeemed                      (1,330,466)       (23,728,375)
                                  --------------    ---------------
Total redeemed                       (2,835,735)       (50,464,624)
                                  --------------    ---------------
Net decrease                         (1,917,953)    $  (34,044,078)
                                  ==============    ===============


Class B Shares for the Year                                  Dollar
Ended December 31, 2003                   Shares             Amount

Shares sold                            1,358,380    $    19,642,709
                                  --------------    ---------------
Automatic conversion of shares       (1,081,059)       (15,462,771)
Shares redeemed                      (2,575,484)       (35,603,763)
                                  --------------    ---------------
Total redeemed                       (3,656,543)       (51,066,534)
                                  --------------    ---------------
Net decrease                         (2,298,163)    $  (31,423,825)
                                  ==============    ===============



MERRILL LYNCH PACIFIC FUND, INC., DECEMBER 31, 2004



Notes to Financial Statements (continued)


Class C Shares for the Year                                  Dollar
Ended December 31, 2004                   Shares             Amount

Shares sold                            1,242,843    $    21,732,577
Shares issued to shareholders
   in reinvestment of dividends          146,862          2,505,831
                                  --------------    ---------------
Total issued                           1,389,705         24,238,408
                                  --------------    ---------------
Shares redeemed                        (621,965)       (10,690,851)
                                  --------------    ---------------
Net increase                             767,740    $    13,547,557
                                  ==============    ===============


Class C Shares for the Year                                  Dollar
Ended December 31, 2003                   Shares             Amount

Shares sold                              867,958    $    12,760,388
                                  --------------    ---------------
Shares redeemed                        (740,309)        (9,966,943)
                                  --------------    ---------------
Net increase                             127,649    $     2,793,445
                                  ==============    ===============


Class I Shares for the Year                                  Dollar
Ended December 31, 2004                   Shares             Amount

Shares sold                            4,803,899    $    94,141,399
Shares issued to shareholders
   in reinvestment of dividends          862,640         16,659,652
                                  --------------    ---------------
Total issued                           5,666,539        110,801,051
                                  --------------    ---------------
Shares redeemed                      (5,664,791)      (110,574,496)
                                  --------------    ---------------
Net increase                               1,748    $       226,555
                                  ==============    ===============


Class I Shares for the Year                                  Dollar
Ended December 31, 2003                   Shares             Amount

Shares sold                           11,681,186    $   173,444,978
                                  --------------    ---------------
Shares redeemed                     (11,778,305)      (173,567,381)
                                  --------------    ---------------
Net decrease                            (97,119)    $     (122,403)
                                  ==============    ===============


Class R Shares for the Year                                  Dollar
Ended December 31, 2004                   Shares             Amount

Shares sold                               23,214    $       430,938
Shares issued to shareholders
   in reinvestment of dividends              449              8,163
                                  --------------    ---------------
Total issued                              23,663            439,101
                                  --------------    ---------------
Shares redeemed                            (529)            (9,399)
                                  --------------    ---------------
Net increase                              23,134    $       429,702
                                  ==============    ===============


Class R Shares for the
Period January 3, 2003++                                     Dollar
to December 31, 2003                      Shares             Amount

Shares sold                                    9    $           119
                                  --------------    ---------------
Shares redeemed                              (1)               (19)
                                  --------------    ---------------
Net increase                                   8    $           100
                                  ==============    ===============

++Commencement of operations.


The Fund charges a 2% redemption fee on the proceeds (calculated at market value) of a redemption (either by sale or exchange) of Fund shares made within 30 days of purchase. The redemption fee is paid to the Fund and is intended to offset the trading costs, market impact and other costs associated with short-term trading into and out of the Fund. For the year ended December 31, 2004, the Fund charged redemption fees of $2,956.


5. Short-Term Borrowings:
The Fund, along with certain other funds managed by MLIM and its affiliates, is a party to a $500,000,000 credit agreement with a group of lenders. The Fund may borrow under the credit agreement to fund shareholder redemptions and for other lawful purposes other than for leverage. The Fund may borrow up to the maximum amount allowable under the Fund's current prospectus and statement of additional information, subject to various other legal, regulatory or contractual limits. The Fund pays a commitment fee of .07% per annum based on the Fund's pro rata share of the unused portion of the credit agreement. Amounts borrowed under the credit agreement bear interest at a rate equal to, at each Fund's election, the federal funds rate plus .50% or a base rate as defined in the credit agreement. The Fund did not borrow under the credit agreement during the year ended December 31, 2004. On November 26, 2004, the credit agreement was renewed for one year under substantially the same terms.


6. Commitments:
At December 31, 2004, the Fund entered into foreign exchange contracts under which it had agreed to purchase foreign currency with an approximate value of $1,824,000.


7. Distributions to Shareholders:
The tax character of distributions paid during the fiscal years ended December 31, 2004 and December 31, 2003 was as follows:


                                      12/31/2004         12/31/2003
Distributions paid from:
   Ordinary income                 $  34,915,815                 --
                                   -------------      -------------
Total taxable distributions        $  34,915,815                 --
                                   =============      =============



MERRILL LYNCH PACIFIC FUND, INC., DECEMBER 31, 2004



Notes to Financial Statements (concluded)


As of December 31, 2004, the components of accumulated earnings on a tax basis were as follows:


Undistributed ordinary income--net                  $     6,520,812
Undistributed long-term capital gains--net                       --
                                                    ---------------
Total undistributed earnings--net                         6,520,812
Capital loss carryforward                            (127,718,132)*
Unrealized gains--net                                 196,545,999**
                                                    ---------------
Total accumulated earnings--net                     $    75,348,679
                                                    ===============

 * On December 31, 2004, the Fund had a net capital loss carry-forward of $127,718,132, of which $5,486,001 expires in 2009,
   $81,398,770 expires in 2010, $40,017,886 expires in 2011 and
   $815,475 expires in 2012. This amount will be available to offset like amounts of any future taxable gains.

** The difference between book-basis and tax-basis net unrealized gains is attributable primarily to the tax deferral of losses on wash sales, the tax deferral of losses on straddles, the realization for tax purposes of unrealized gains (losses) on foreign currency contracts and the realization for tax purposes of unrealized gains on investments in passive foreign investment companies.



Report of Independent Registered Public Accounting Firm


To the Shareholders and Board of Directors of Merrill Lynch Pacific Fund, Inc.:

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Merrill Lynch Pacific Fund, Inc. as of December 31, 2004, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2004, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Merrill Lynch Pacific Fund, Inc. as of December 31, 2004, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and its financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.


Deloitte & Touche LLP
Princeton, New Jersey

February 16, 2005



MERRILL LYNCH PACIFIC FUND, INC., DECEMBER 31, 2004


Officers and Directors

                                                                                            Number of
                                                                                            Portfolios in  Other Public
                       Position(s)  Length of                                               Fund Complex   Directorships
                       Held with    Time                                                    Overseen by    Held by
Name, Address & Age    Fund         Served    Principal Occupation(s) During Past 5 Years   Director       Director
Interested Director


Terry K. Glenn*        President    1999 to   President and Chairman of the Merrill Lynch   124 Funds      None
P.O. Box 9011          and          present   Investment Managers, L.P. ("MLIM")/Fund       163 Portfolios
Princeton,             Director               Asset Management, L.P. ("FAM")-advised
NJ 08543-9011                                 funds since 1999; Chairman (Americas Region)
Age: 64                                       of MLIM from 2000 to 2002; Executive Vice
                                              President of MLIM and FAM (which terms as
                                              used herein include their corporate
                                              predecessors) from 1983 to 2002; President
                                              of FAM Distributors, Inc. ("FAMD") from
                                              1986 to 2002 and Director thereof from 1991
                                              to 2002; Executive Vice President and
                                              Director of Princeton Services, Inc.
                                              ("Princeton Services") from 1993 to 2002;
                                              President of Princeton Administrators, L.P.
                                              from 1989 to 2002; Director of Financial
                                              Data Services, Inc. since 1985.


* Mr. Glenn is a director, trustee or member of an advisory board of certain other investment companies for which MLIM or FAM acts as investment adviser. Mr. Glenn is an "interested person," as described in the Investment Company Act, of the Fund based on his present and former positions with MLIM, FAM, FAMD, Princeton
  Services and Princeton Administrators, L.P. The Director's term is unlimited. Directors serve until their resignation, removal or death, or until December 31 of the year in which they turn 72. As
  Fund President, Mr. Glenn serves at the pleasure of the Board of Directors.



MERRILL LYNCH PACIFIC FUND, INC., DECEMBER 31, 2004


Officers and Directors (continued)
                                                                                            Number of
                                                                                            Portfolios in  Other Public
                       Position(s)  Length of                                               Fund Complex   Directorships
                       Held with    Time                                                    Overseen by    Held by
Name, Address & Age    Fund         Served    Principal Occupation(s) During Past 5 Years   Director       Director
Independent Directors*


Ronald W. Forbes       Director     2000 to   Professor Emeritus of Finance, School of      48 Funds       None
P.O. Box 9095                       present   Business, State University of New York at     48 Portfolios
Princeton,                                    Albany since 2000 and Professor thereof
NJ 08543-9095                                 from 1989 to 2000; International Consultant,
Age: 64                                       Urban Institute, Washington, DC from 1995
                                              to 1999.


Cynthia A. Montgomery  Director     2000 to   Professor, Harvard Business School since      48 Funds       Newell
P.O. Box 9095                       present   1989; Associate Professor, J.L. Kellogg       48 Portfolios  Rubbermaid,
Princeton,                                    Graduate School of Management, Northwestern                  Inc.
NJ 08543-9095                                 University from 1985 to 1989; Associate
Age: 52                                       Professor, Graduate School of Business
                                              Administration, University of Michigan from
                                              1979 to 1985.


Jean Margo Reid        Director     2004 to   Self-employed consultant since 2001;          48 Funds       None
P.O. Box 9095                       present   Counsel of Alliance Capital Management        48 Portfolios
Princeton,                                    (investment adviser) in 2000; General
NJ 08543-9095                                 Counsel, Director and Secretary of Sanford C.
Age: 59                                       Bernstein & Co., Inc. (investment adviser/
                                              broker-dealer) from 1997 to 2000; Secretary,
                                              Sanford C. Bernstein Fund, Inc. from 1994
                                              to 2000; Director and Secretary of SCB, Inc.
                                              since 1998; Director and Secretary of SCB
                                              Partners, Inc. since 2000; Director of
                                              Covenant House from 2001 to 2004.


Kevin A. Ryan          Director     2000 to   Founder and currently Director Emeritus of    48 Funds       None
P.O. Box 9095                       present   Boston University Center for the Advancement  48 Portfolios
Princeton,                                    of Ethics and Character and Director thereof
NJ 08543-9095                                 from 1989 to 1999; Professor from 1982 to
Age: 72                                       1999 and currently Professor Emeritus of
                                              Education of Boston University; formerly
                                              taught on the faculties of The University
                                              of Chicago, Stanford University and Ohio
                                              State University.


Roscoe S. Suddarth     Director     2000 to   President, Middle East Institute from 1995    48 Funds       None
P.O. Box 9095                       present   to 2001; Foreign Service Officer, United      48 Portfolios
Princeton,                                    States Foreign Service from 1961 to 1995;
NJ 08543-9095                                 Career Minister from 1989 to 1995; Deputy
Age: 69                                       Inspector General, U.S. Department of State
                                              from 1991 to 1994; U.S. Ambassador to The
                                              Hashemite Kingdom of Jordan from 1987 to 1990.


Richard R. West        Director     1991 to   Professor of Finance from 1984 to 1995,       48 Funds       Bowne & Co.,
P.O. Box 9095                       present   Dean from 1984 to 1993 and currently Dean     48 Portfolios  Inc.; Vornado
Princeton,                                    Emeritus of New York University Leonard N.                   Realty Trust;
NJ 08543-9095                                 Stern School of Business Administration,                     Vornado
Age: 66                                       New York University from 1995 to present.                    Operating
                                                                                                           Company;
                                                                                                           Alexander's, Inc.


Edward D. Zinbarg      Director     1994 to   Self-employed financial consultant since      48 Funds       None
P.O. Box 9095                       present   1994; Executive Vice President of The         48 Portfolios
Princeton,                                    Prudential Insurance Company of America
NJ 08543-9095                                 from 1988 to 1994; former Director of
Age: 70                                       Prudential Reinsurance Company and former
                                              Trustee of the Prudential Foundation.


* The Director's term is unlimited. Directors serve until their resignation, removal or death, or until December 31 of the year in which they turn 72.



MERRILL LYNCH PACIFIC FUND, INC., DECEMBER 31, 2004


Officers and Directors (concluded)

                       Position(s)  Length of
                       Held with    Time
Name, Address & Age    Fund         Served    Principal Occupation(s) During Past 5 Years
Fund Officers*


Donald C. Burke        Vice         1993 to   First Vice President of MLIM and FAM since 1997 and Treasurer thereof since
P.O. Box 9011          President    present   1999; Senior Vice President and Treasurer of Princeton Services since 1999
Princeton,             and          and       and Director since 2004; Vice President of FAMD since 1999; Vice President of
NJ 08543-9011          Treasurer    1999 to   MLIM and FAM from 1990 to 1997; Director of Taxation of MLIM from 1990 to 2001.
Age: 44                             present


Robert C. Doll, Jr.    Senior       1999 to   President of MLIM/FAM-advised Funds since 2005; President of MLIM and FAM
P.O. Box 9011          Vice         present   since 2001; Co-Head (Americas Region) thereof from 2000 to 2001 and Senior
Princeton,             President              Vice President from 1999 to 2001; President and Director of Princeton
NJ 08543-9011                                 Services, Inc. since 2001; President of Princeton Administrators, L.P.
Age: 50                                       since 2001; Chief Investment Officer of Oppenheimer Funds, Inc. from 1991 to 1999.


James E. Russell       Vice         2002 to   Managing Director (Equities) of MLIM since 2003; Director of MLIM from
P.O. Box 9011          President    present   1998 to 2003; Vice President of MLIM from 1994 to 1998.
Princeton,
NJ 08543-9011
Age: 52


Jeffrey Hiller         Chief        2004 to   Chief Compliance Officer of the MLIM/FAM-advised funds and First Vice
P.O. Box 9011          Compliance   present   President and Chief Compliance Officer of MLIM since 2004; Global Director
Princeton,             Officer                of Compliance at Morgan Stanley Investment Management from 2002 to 2004;
NJ 08543-9011                                 Managing Director and Global Director of Compliance at Citigroup Asset
Age: 53                                       Management from 2000 to 2002; Chief Compliance Officer at Soros Fund
                                              Management in 2000; Chief Compliance Officer at Prudential Financial from
                                              1995 to 2000.


Alice A. Pellegrino    Secretary    2004 to   Secretary of MLIM, FAM, FAMD and Princeton Services since 2004; Director
P.O. Box 9011                       present   (Legal Advisory) of MLIM since 2002; Vice President of MLIM from 1999 to 2002;
Princeton,                                    Attorney associated with MLIM since 1997.
NJ 08543-9011
Age: 44


* Officers of the Fund serve at the pleasure of the Board of Directors.


Further information about the Fund's Directors is available in the Fund's Statement of Additional Information, which can be obtained without charge by calling 1-800-MER-FUND.


Custodian
Brown Brothers Harriman & Co.
40 Water Street
Boston, MA 02109-3661


Transfer Agent
Financial Data Services, Inc.
4800 Deer Lake Drive East
Jacksonville, FL 32246-6484
800-637-3863


Effective January 1, 2005, Terry K. Glenn, President and Director and Kevin A. Ryan, Director of Merrill Lynch Pacific Fund, Inc.
retired. The Fund's Board of Directors wishes Messrs. Glenn and Ryan well in their retirements.

Effective January 1, 2005, Robert C. Doll, Jr. became President and Director of the Fund.



Availability of Quarterly Schedule of Investments


The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission ("SEC") for the first and third quarters of each fiscal year on Form N-Q. The Fund's Forms N-Q are available on the SEC's Web site at http://www.sec.gov. The Fund's Forms N-Q may also be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.


MERRILL LYNCH PACIFIC FUND, INC., DECEMBER 31, 2004


Item 2 - Code of Ethics - The registrant has adopted a code of ethics, as of the end of the period covered by this report, that applies to the registrant's principal executive officer, principal financial officer and principal accounting officer, or persons performing similar functions. A copy of the code of ethics is available without charge upon request by calling toll-free 1-800-MER-FUND (1-800-637-3863).

Item 3 - Audit Committee Financial Expert - The registrant's board of directors has determined that (i) the registrant has the following audit committee financial experts serving on its audit committee and (ii) each audit committee financial expert is independent: (1) Ronald W. Forbes, (2) Richard R. West, and (3)
Edward D. Zinbarg.

Item 4 - Principal Accountant Fees and Services

(a) Audit Fees -     Fiscal Year Ending December 31, 2004 - $35,000
                     Fiscal Year Ending December 31, 2003 - $40,000

(b) Audit-Related Fees -
                     Fiscal Year Ending December 31, 2004 - $0
                     Fiscal Year Ending December 31, 2003 - $0

(c) Tax Fees -       Fiscal Year Ending December 31, 2004 - $5,720
                     Fiscal Year Ending December 31, 2003 - $6,842

The nature of the services include tax compliance, tax advice and tax planning.

(d) All Other Fees - Fiscal Year Ending December 31, 2004 - $0
                     Fiscal Year Ending December 31, 2003 - $0

(e)(1) The registrant's audit committee (the "Committee") has adopted policies and procedures with regard to the pre-approval of services. Audit, audit-related and tax compliance services provided to the registrant on an annual basis require specific pre-approval by the Committee. The Committee also must approve other non-audit services provided to the registrant and those non-audit services provided to the registrant's affiliated service providers that relate directly to the operations and the financial reporting of the registrant. Certain of these non-audit services that the Committee believes are a) consistent with the SEC's auditor independence rules and b) routine and recurring services that will not impair the independence of the independent accountants may be approved by the Committee without consideration on a specific case-by-case basis ("general pre-approval"). However, such services will only be deemed pre-approved provided that any individual project does not exceed $5,000 attributable to the registrant or $50,000 for all of the registrants the Committee oversees. Any proposed services exceeding the pre-approved cost levels will require specific pre-approval by the Committee, as will any other services not subject to general pre-approval (e.g., unanticipated but permissible services). The Committee is informed of each service approved subject to general pre-approval at the next regularly scheduled in-person board meeting.

(e)(2)  0%

(f) Not Applicable

(g) Fiscal Year Ending December 31, 2004 - $11,926,355
    Fiscal Year Ending December 31, 2003 - $18,621,495

(h) The registrant's audit committee has considered and determined that the provision of non-audit services that were rendered to the registrant's investment adviser and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant's independence.

Regulation S-X Rule 2-01(c)(7)(ii) - $945,000, 0%

Item 5 - Audit Committee of Listed Registrants - Not Applicable

Item 6 - Schedule of Investments - Not Applicable

Item 7 - Disclosure of Proxy Voting Policies and Procedures for
Closed-End Management Investment Companies - Not Applicable

Item 8 - Portfolio Managers of Closed-End Management Investment
Companies - Not Applicable

Item 9 - Purchases of Equity Securities by Closed-End Management
Investment Company and Affiliated Purchasers - Not Applicable

Item 10 - Submission of Matters to a Vote of Security Holders - Not
Applicable

Item 11 - Controls and Procedures

11(a) - The registrant's certifying officers have reasonably designed such disclosure controls and procedures to ensure material information relating to the registrant is made known to us by others particularly during the period in which this report is being prepared. The registrant's certifying officers have determined that the registrant's disclosure controls and procedures are effective based on our evaluation of these controls and procedures as of a date within 90 days prior to the filing date of this report.

11(b) - There were no changes in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act (17 CFR 270.30a-3(d)) that occurred during the second fiscal half-year of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.

Item 12 - Exhibits attached hereto

12(a)(1) - Code of Ethics - See Item 2

12(a)(2) - Certifications - Attached hereto

12(a)(3) - Not Applicable

12(b) - Certifications - Attached hereto


Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


Merrill Lynch Pacific Fund, Inc.


By:    _/s/ Robert C. Doll, Jr._______
       Robert C. Doll, Jr.,
       Chief Executive Officer of
       Merrill Lynch Pacific Fund, Inc.


Date: February 24, 2005


Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.


By:    _/s/ Robert C. Doll, Jr.________
       Robert C. Doll, Jr.,
       Chief Executive Officer of
       Merrill Lynch Pacific Fund, Inc.


Date: February 24, 2005


By:    _/s/ Donald C. Burke________
       Donald C. Burke,
       Chief Financial Officer of
       Merrill Lynch Pacific Fund, Inc.


Date: February 24, 2005